                                                      EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection  with the Quarterly  Report of Cytta Corp. (the "Company") on Form

10-Q for the quarter  ended December 31,  2011 as filed  with the  Securities  and

Exchange  Commission  on the date hereof (the  "Report"),  I, Gary Campbell,

Chief Executive and Chief Financial Officer of the Company, certify,  pursuant to

18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley

Act of 2002, that;

     (1)  The Report fully  complies with the  requirements  of Section 13(a) or

          15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

A signed  original of this  written  statement  required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the

Securities and Exchange Commission or its staff upon request.

Dated: September 24th, 2012

By: /s/ Gary Campbell

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   Gary Campbell

   President, Chief Executive Officer, Chief Financial Officer, Principal Executive Officer and Accounting       Officer

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